                                                                    EXHIBIT 10.9

                                                       [PROGRAM OPERATING LEASE]


                  CERTAIN RIGHTS OF THE PROGRAM LESSOR UNDER THIS AGREEMENT AND IN THE SERIES 2000-1 CERTIFICATES COVERED HEREBY HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE CHASE MANHATTAN BANK AS INDENTURE TRUSTEE UNDER AN INDENTURE, DATED AS OF [ ], 2000. THIS AGREEMENT HAS BEEN EXECUTED IN MULTIPLE COUNTERPARTS. NO SECURITY INTEREST IN THE PROGRAM LESSOR'S RIGHT, TITLE AND INTEREST IN AND TO THIS AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART. THIS IS NOT THE ORIGINAL COUNTERPART UNLESS IT IS SEPARATELY MARKED "ORIGINAL" AND BEARS THE MANUALLY-SIGNED RECEIPT OF THE INDENTURE TRUSTEE.


--------------------------------------------------------------------------------



                                    AGREEMENT

                              dated as of [ ], 2000

                                     between

                                RCL Trust 2000-1,

                                as Program Lessee

                                      -and-

                 THE BANK OF NEW YORK (DELAWARE), as trustee of
                      Ford Credit Auto Lease Trust 2000-1,

                                as Program Lessor

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                                      Page

                                    ARTICLE I
                                   DEFINITIONS
Section 1.1   Definitions...............................................................2

                               ARTICLE II
                          LEASE OF CERTIFICATES
Section 2.1   Lease of Series 2000-1 Certificates.......................................3

                               ARTICLE III
                            TERM AND PAYMENTS
Section 3.1   Term......................................................................3
Section 3.2   Payments..................................................................3
Section 3.3   Form of Payment...........................................................5
Section 3.4   Tax Treatment.............................................................5
Section 3.5   Cash Collateral Account...................................................5
Section 3.6   Release of Cash Collateral Account Property...............................7
Section 3.7   Control...................................................................8

                               ARTICLE IV
                        UNCONDITIONAL OBLIGATION
Section 4.1   Unconditional Obligation..................................................8

                                ARTICLE V
                RETURN OF THE SERIES 2000-1 CERTIFICATES
Section 5.1   Delivery.................................................................10
Section 5.2   No Liens upon Return.....................................................10

                                   ARTICLE VI
                 WARRANTY OF THE PROGRAM LESSOR; ASSIGNMENT AND
           PLEDGE OF SERIES 2000-1 CERTIFICATES, RELATED ACCOUNTS AND
                               SUBORDINATED NOTES
Section 6.1   Quiet Enjoyment..........................................................11
Section 6.2   Program Lessee's Rights..................................................11
Section 6.3   Assignment and Pledge of Series 2000-1 Certificates, Series 2000-1
              Collection Account, Series 2000-1 Payahead Account and Cash
              Collateral Account.......................................................12
Section 6.4   Assignment and Pledge of Subordinated Notes..............................12

Section 6.5   Deposits to Cash Collateral Account in Respect of Subordinated Notes.....13
Section 6.6   Application of Subordinated Note Payments................................13

                                   ARTICLE VII
                         LIENS; LOCATION AND INSPECTION
Section 7.1   Liens....................................................................13


Section 7.2   Change of Location.......................................................14
Section 7.3   Inspection and Information...............................................14

                                  ARTICLE VIII
                             NO SUBLEASE OR RENEWAL
Section 8.1   No Rights to Sublease or Renew...........................................14

                                   ARTICLE IX
                         PROGRAM LESSEE PURCHASE OPTION
Section 9.1   Program Lessee's Option to Purchase Leased Vehicles......................15
Section 9.2   Transferor Purchase Option Net Proceeds..................................16

                                    ARTICLE X
                             LEASE EVENTS OF DEFAULT
Section 10.1  Lease Events of Default..................................................16

                               ARTICLE XI
                                REMEDIES
Section 11.1  Remedies.................................................................17
Section 11.2  No Release...............................................................19
Section 11.3  Remedies Cumulative......................................................19
Section 11.4  Exercise of Other Rights or Remedies.....................................19
Section 11.5  Rights of the Indenture Trustee..........................................19

                               ARTICLE XII
                           ASSIGNMENT OF LEASE
Section 12.1  Program Lessee's Consent to Assignment by Program Lessor.................20
Section 12.2  Limitations on Assignment by the Program Lessee..........................20

                                  ARTICLE XIII
                                  MISCELLANEOUS
Section 13.1  Notices..................................................................21
Section 13.2  Distribution of Series 2000-1 Assets.....................................21
Section 13.3  Termination of Administrative Agent......................................22
Section 13.4  Successors and Assigns...................................................22
Section 13.5  Right to Perform for Program Lessee......................................22
Section 13.6  Amendments...............................................................23
Section 13.7  Survival.................................................................23
Section 13.8  Severability of Provisions...............................................23
Section 13.9  One Original.............................................................23
Section 13.10 Single Transaction.......................................................24
Section 13.11 No Petition..............................................................24
Section 13.12 Headings.................................................................24
Section 13.13 Governing Law............................................................24
Section 13.14 Counterpart Execution and Dating.........................................24
Section 13.15 Concerning the Program Lessor and the Program Lessee.....................25

Exhibit A     Form of Letter to Lease Trust Paying Agent..............................A-1
Exhibit B     Form of RCL Promissory Note.............................................B-1

                  This agreement, dated as of [ ], 2000 (this "Program Operating Lease"), between (i) THE BANK OF NEW YORK (DELAWARE), a Delaware trust company, not in its individual capacity but solely as trustee of Ford Credit Auto Lease Trust 2000-1 (the "Program Lessor") and (ii) RCL Trust 2000-1 (the "Program Lessee").


                              W I T N E S S E T H :

                  WHEREAS, the Series 2000-1 Certificates (such term and other capitalized terms used herein without definition having the meanings as provided in Article I) evidence the beneficial interest in the Series 2000-1 Assets, including the right to receive any lease payments in connection with the Series 2000-1 Leases and any amounts related to the disposition of Series 2000-1 Leased Vehicles;

                  WHEREAS, pursuant to that certain Transfer Agreement between RCL Trust 2000-1 and the Lease Trust, the Series 2000-1 Certificates have been transferred to the Program Lessor;

                  WHEREAS, pursuant to the Indenture, the Program Lessor has granted a security interest in the Series 2000-1 Certificates to the Indenture Trustee;

                  WHEREAS, the Program Lessee desires to obtain certain rights in and to the Series 2000-1 Certificates from the Program Lessor, including all rights to payment and distribution on the Series 2000-1 Certificates during the term hereof, and the Program Lessor is willing to grant to the Program Lessee such rights in and to the Series 2000-1 Certificates for the period specified herein on the terms and conditions set forth herein; and

                  WHEREAS, the Program Lessee is willing to assign and pledge certain rights in and to the Series 2000-1 Certificates, related accounts and the Subordinated Notes to the Program Lessor to secure its obligations under this Program Operating Lease.

                  NOW, THEREFORE, the Program Lessor and the Program Lessee hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1 Definitions. Whenever used in this Program Operating Lease, capitalized terms have the meanings assigned to them herein or, if not defined herein, as defined in Appendix A attached hereto. To the extent that the definitions set forth herein conflict with the definitions set forth in Appendix A, or incorporated by reference therein, the definitions set forth herein shall be controlling. All references to Articles, Sections, subsections and exhibits are to Articles, Sections, subsections and exhibits of this Program Operating Lease unless otherwise specified.

                  "Available Funds Shortfall Amount" has the meaning set forth in Section 3.2(d).

                  "Lease Term" has the meaning set forth in Section 3.1.

                  "Notice of Lease Event of Default" has the meaning set forth in Section 11.1.

                  "Permitted Liens" means the respective rights and interests of the Program Lessor and the Indenture Trustee in the Series 2000-1 Certificates and this Program Operating Lease pursuant to the terms of other Basic Documents, including the rights of any permitted assignee of the Program Lessor or the Indenture Trustee.

                  "Program Operating Lease Termination Date" means the termination date of this Program Operating Lease, which shall be the earlier of
(i) 60 days after the latest Scheduled Lease End Date of any Series 2000-1 Lease and (ii) the termination of the Program Operating Lease pursuant to Section 11.1(a); provided that, notwithstanding the Program Operating Lease Termination Date, this Program Operating Lease will expire with respect to any right to receive payments on the Series 2000-1 Certificates relating to each Series 2000-1 Leased Vehicle on the Business Day immediately preceding the earliest of
(i) the sale of such Series 2000-1 Leased Vehicle, (ii) the date on which a Sale Proceeds Advance is made with respect to such Series 2000-1 Leased Vehicle and
(iii) if the related Series 2000-1 Lease became a Liquidated Lease, the date such Series 2000-1 Lease is terminated; provided, further, that, notwithstanding anything to the contrary herein, any Monthly Payment received on the Program Operating Lease Termination Date for the related Series 2000-1 Lease shall be deemed to have made prior to the Program Operating Lease Termination Date for such related Series 2000-1 Lease.

                  "Program Operating Lease Termination Value" means, as of any Payment Date, an amount equal to the sum of (i) any interest due and payable on the Senior Notes, the Subordinated Notes and the Lease Trust Certificates, (ii) the Outstanding Amount of the Senior Notes and the Subordinated Notes and the Aggregate Certificate Balance of the Lease Trust Certificates and (iii) any other amounts payable by the Program Lessor under the Basic Documents.

                  "Rent Adjustment" has the meaning set forth in Section 3.2(c).

                  "RCL Promissory Note" has the meaning set forth in Section 3.2(d).

                  "UCC" has the meaning set forth in Section 3.7.

                                   ARTICLE II
                              LEASE OF CERTIFICATES

                  Section 2.1 Lease of Series 2000-1 Certificates. Subject to the terms and conditions hereof, the Program Lessor hereby agrees to lease to the Program Lessee, and the Program Lessee hereby agrees to lease from the Program Lessor, for the Lease Term referred to in Section 3.1, the Series 2000-1 Certificates, including all rights to payment of money on the Series 2000-1 Certificates during the Lease Term; provided, however, that this Program Operating Lease is subject to the prior security interest granted pursuant to the Indenture by the Program Lessor to The Chase Manhattan Bank, as Indenture Trustee.

                                   ARTICLE III
                                TERM AND PAYMENTS

                  Section 3.1 Term. The term of this Program Operating Lease (the "Lease Term") shall begin on the Closing Date and shall end on the earlier of the date on which (a) all assets of the Program Lessee have been applied to pay its obligations under the Basic Documents and (b) the Lease Trust Certificates and the Program Lessee's obligations under the Basic Documents are paid in full.

                  Section 3.2 Payments. (a) On or before the Business Day preceding each Payment Date during the Lease Term, the Program Lessee shall pay the Required Payment due with respect to such Payment Date to the Program Lessor.

                  (b) In addition to the Required Payment payable by the Program Lessee to the Program Lessor pursuant to Section 3.2(a), the Program Lessee shall pay the Additional Payment to the Program Lessor on or before each Payment Date.

                  (c) As an adjustment to the amounts due under this Program Operating Lease, on each Payment Date the Program Lessor shall, subject to
Section 3.2(d) below, pay to the Program Lessee the amounts deposited to the Lease Trust Distribution Account pursuant to Sections 8.4(b)(ix) or 8.4(c)(ix) of the Indenture on such Payment Date (such amounts, the "Rent Adjustments").

                  (d) The Program Lessor and the Program Lessee agree that the Program Lessor's obligation to pay a Rent Adjustment to the Program Lessee on any Payment Date shall be subject to the Program Lessor not requiring the Rent Adjustment to make payments required to be made by it under the Senior Notes, the Subordinated Notes or the Lease Trust Certificates on any subsequent Payment Date. Accordingly, in the event that on any Payment Date, the Available Funds would be less than the Required Payment due on such Payment Date, without giving effect to any payment under this Section 3.2(d) (such shortfall, the "Available Funds Shortfall Amount"), the Program Lessee shall repay to the Program Lessor an amount equal to the lesser of (i) the Available Funds Shortfall Amount on such Payment Date and (ii) the aggregate Rent Adjustments paid to the Program Lessee prior to such Payment Date. In addition, as consideration for the Program Lessor's agreement to make Rent Adjustment payments to the Program Lessee, the Program Lessee shall execute and deliver to the Program Lessor a promissory note in substantially the form of Exhibit B (the "RCL Promissory Note"). Under the RCL Promissory Note, if an Available Funds Shortfall Amount occurs on any Payment Date prior to the Payment Date on which the aggregate Rent Adjustments paid to the Program Lessee equals $______________ [0.75% of the Initial Pool Balance], the Program Lessee shall be obligated to pay to the Program Lessor an amount equal to the excess of $____________ [0.75% of the Initial Pool Balance], over the aggregate Rent Adjustments paid to the Program Lessee prior to such Payment Date in addition to the repayments of Rent Adjustments on such Payment Date as set forth above. Notwithstanding anything to the contrary herein, the aggregate amounts which the Program Lessee shall be obligated to repay to the Program Lessor under this Section 3.2(d) shall not exceed $__________ [0.75% of the Initial Pool Balance]. The Program Lessee shall make all payments required to be made by it under this Section 3.2(d) by depositing such amounts to the Cash Collateral Account on the Business Day preceding the applicable Payment Date.

                  (e) On any Payment Date, the Required Payment and the Additional Payment shall be deemed to have been made by the Program Lessee to the extent that an amount equal to such Required Payment and Additional Payment has been withdrawn by the Indenture Trustee or the Lease Trustee from amounts deposited in the Cash Collateral Account.

                  Section 3.3 Form of Payment. All payments due from the Program Lessee under this Program Operating Lease shall be made to the Program Lessor in immediately available funds prior to 11:00 A.M., New York City time on the applicable Payment Date. All payments due from the Program Lessor under this Program Operating Lease shall be made by the Program Lessor in immediately available funds at the times set forth in the Lease Trust Agreement or, with respect to the payment under Section 3.2(c), on the applicable Payment Date.

                  Section 3.4 Tax Treatment. For the purposes of federal and state income and franchise tax reporting, the Program Lessor and the Program Lessee agree to treat the Series 2000-1 Certificates as being owned by the Program Lessee.

                  Section 3.5 Cash Collateral Account. (a) Subject to the requirements set forth in Section 3.7, the Program Lessee shall establish and maintain a cash collateral account (the "Cash Collateral Account") at an Eligible Institution, which agrees to abide by the provisions of Section 3.7 (which shall initially be The Chase Manhattan Bank), and such account shall be held in the name of "RCL Trust 2000-1, subject to the security interest of The Chase Manhattan Bank, as Indenture Trustee, and Ford Credit Auto Lease Trust 2000-1, as secured parties" or words substantially similar thereto. The Cash Collateral Account shall be under the sole dominion and control of the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter, under the sole dominion and control of the Lease Trustee. On the Closing Date, the Program Lessee shall deposit the Initial Cash Collateral Deposit into the Cash Collateral Account. The Cash Collateral Account shall not be property of the Program Lessor. All amounts on deposit in and credited to the Cash Collateral Account, including the Initial Cash Collateral Deposit and all proceeds thereof (such amounts, the "Cash Collateral Account Property"), shall be invested by the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter by the Lease Trustee, in Permitted Investments that mature not later than the Business Day preceding the next Payment Date, and such Permitted Investments shall be held to maturity. All investment earnings on amounts deposited to the Cash Collateral Account shall be credited to the Cash Collateral Account, and losses, if any, and investment expenses with respect to amounts on deposit in the Cash Collateral Account shall be charged to the Cash Collateral Account. All such investment income shall be reported for federal income tax purposes as being earned by RCL Trust 2000-1 and shall be reported by Ford Credit as sole beneficial owner of RCL Trust 2000-1. If the institution at which the Cash Collateral Account is maintained ceases to be an Eligible Institution, then the Cash Collateral Account shall be moved to an Eligible Institution within ten Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent).

                   (b)  The Program Lessor agrees that:

                           (i) pursuant to Section 5.2(e) of the Series 2000-1 Supplement, on the Business Day preceding each Payment Date, the Administrative Agent shall deposit the Cash Collateral Deposit Amount into the Cash Collateral Account;

                           (ii) pursuant to Section 6.5 of this Program Operating Lease, on each Payment Date, the Lease Trust Paying Agent shall deposit any and all payments of principal and interest received by the Program Lessee on the Subordinated Notes into the Cash Collateral Account; and

                           (iii) pursuant to Section 9.2 of this Program Operating Lease, on the Business Day preceding each Payment Date, or on each Business Day if each Monthly Remittance Condition has not been satisfied, the Program Lessee shall deposit or cause to be deposited any Transferor Purchase Option Net Proceeds into the Cash Collateral Account until the aggregate cumulative amount deposited into the Cash Collateral Account in respect of such proceeds equals $[ ].

                   (c) The Program Lessor agrees that the Indenture Trustee shall (i) pursuant to Section 8.4(a) of the Indenture, withdraw on the Business Day preceding each Payment Date from the Cash Collateral Account, the Cash Collateral Required Draw Amount and (ii) pursuant to Section 8.4(d) of the Indenture, withdraw on each Payment Date from the Cash Collateral Account, the Cash Collateral Additional Draw Amount.

                   (d) In the event of a Lease Event of Default, any amounts on deposit in the Cash Collateral Account shall be applied to pay any amounts due and owing pursuant to Section 11.1(d) by the Program Lessee.

                  Section 3.6 Release of Cash Collateral Account Property. (a) Pursuant to Section 2.9(b) of the Indenture, on the Business Day preceding each Payment Date, the Indenture Trustee shall release to the Program Lessor all of its right, title and interest in, to and under Series 2000-1 Collections to which it is otherwise entitled, when, as and if deemed to have been received, in an amount equal to the Additional Fee Released Amount for the preceding Collection Period. Immediately upon giving effect to any such release, the Program Lessor hereby irrevocably releases to the Program Lessee all of its right, title and interest in, to and under such Additional Fee Released Amount, which release shall be automatic and shall require no further act by the Program Lessor; provided that the Program Lessor shall execute and deliver such instruments of release and assignment, or otherwise confirm the foregoing release of the Additional Fee Released Amount, as may reasonably be requested by the Program Lessee. Upon such release of the Additional Fee Released Amount, such amount shall not constitute and shall not be included in the Cash Collateral Account Property. The Program Lessor and the Program Lessee agree that any Additional Fees required to be deposited to the Cash Collateral Account by, or on behalf of the Program Lessee, and any Additional Fee Released Amount required to be released to the Program Lessee pursuant to this Section 3.6(a), may be deposited and released by the Program Lessor and the Program Lessee on a net basis. However, the Program Lessor and the Program Lessee each agrees to account for all deposits and releases of Additional Fees and Additional Fee Released Amounts as if such amounts were paid and released separately. On each Payment Date, the Program Lessor shall pay any Additional Fee Released Amount (net of Additional Fees for the related Collection Period) to or to the order of the Program Lessee.

                   (b) At the close of business on the Payment Date on which the Lease Trust Certificates and the Program Lessee's obligations under the Basic Documents have been paid in full, including the Program Lessee's obligation under Section 5.4 of the Series 2000-1 Supplement to reimburse the Administrative Agent for any outstanding Monthly Payment Advances and Sales Proceeds Advances, the Program Lessor shall release to the Program Lessee all of the Program Lessor's right, title and interest in, to, and under any remaining Cash Collateral Account Property and the Program Lessee shall have no obligation to make any further Required Payments or Additional Payments hereunder.

                  Section 3.7 Control. Notwithstanding anything else contained herein, the Cash Collateral Account shall only be established at an Eligible Institution that agrees in writing that (i) all investment earnings on Cash Collateral Account Property shall be promptly credited to the Cash Collateral Account, (ii) all securities, cash or other property credited to the Cash Collateral Account shall be treated as a "financial asset" within the meaning of
Section 8-102(a)(9) of the Uniform Commercial Code of the State of New York (the "UCC"), (iii) at all times prior to being notified in writing by the Indenture Trustee that the Outstanding Amount of the Senior Notes has been reduced to zero, it will comply with "entitlement orders" (as defined in Section 8-102(a)(8) of UCC) originated by the Indenture Trustee without further consent of the Program Lessee or any other person, (iv) after being notified in writing by the Indenture Trustee that the Outstanding Amount of the Senior Notes has been reduced to zero, it will comply with entitlement orders (as defined in Section 8-102(a)(8) of UCC) originated by the Lease Trustee without further consent of the Program Lessee or any other person and (v) the Cash Collateral Account shall be governed by the law of the State of New York as the same may be amended from time to time.

                                   ARTICLE IV
                            UNCONDITIONAL OBLIGATION

                  Section 4.1 Unconditional Obligation. The Program Lessee hereby acknowledges and agrees that the obligation of the Program Lessee to pay all Required Payments and Additional Payments and any Program Operating Lease Termination Value due hereunder, and the rights of the Program Lessor in and to such Required Payments and Additional Payments and Program Operating Lease Termination Value, shall be absolute and unconditional and shall not be affected by any circumstance of any character, including, without limitation:

                  (a) any set-off, abatement, counterclaim, suspension, recoupment, reduction, defense or other right or claim which the Program Lessee may have against the Program Lessor, the Indenture Trustee, in its individual capacity or as Indenture Trustee, any holder of a Senior Note, Subordinated Note or Lease Trust Certificate, or any other Person for any reason whatsoever;

                  (b) the breach or failure of any warranty or representation made in, or the failure to perform or comply with any of the terms of, this Program Operating Lease by the Program Lessor, the Indenture Trustee, any holder (other than the Program Lessee) of a Senior Note, Subordinated Note or Lease Trust Certificate or any other Person;

                  (c) any amendment or other change of, or any assignment of rights under, this Program Operating Lease or any other Basic Document, or any waiver, action or inaction under or in respect of this Program Operating Lease, or any exercise or non-exercise of any right or remedy under this Program Operating Lease, including, without limitation, the exercise of any foreclosure or other remedy under the Indenture, this Program Operating Lease or the sale of the Series 2000-1 Certificates, or any part thereof or any interest therein;

                  (d) any insolvency, bankruptcy or similar law affecting creditors' rights generally;

                  (e) any claims as a result of any other business dealings by the Program Lessor, the Program Lessee or any Affiliate thereof, or the Indenture Trustee;

                  (f) any defect in or any Lien on the title to the Series 2000-1 Certificates or any part thereof;

                  (g) any change, waiver, extension, indulgence or other act or omission in respect of any obligation or liability of the Program Lessor or the Program Lessee;

                  (h) any alleged failure on the part of the Program Lessor to perform or comply with any of the terms hereof or any other agreement;

                  (i) any invalidity or unenforceability or disaffirmance of this Program Operating Lease or any provision hereof or any of the other Basic Documents;

                  (j) any assignment, novation, merger, consolidation, sale or transfer of assets, leasing or other similar transaction of or affecting the Program Lessee or Program Lessor, whether with or without the approval of the Indenture Trustee except as expressly provided in this Program Operating Lease; or

                  (k) any other circumstance or happening whatsoever whether or not similar to any of the foregoing.

                  Each Required Payment, Additional Payment and any payment of Program Operating Lease Termination Value made by the Program Lessee hereunder shall be final and, absent manifest error, the Program Lessee shall not seek to have any right to recover all or any part of such payment from the Program Lessor or any other Person for any reason whatsoever. The Program Lessee hereby waives, to the extent permitted by Applicable Law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Program Operating Lease except in accordance with the express terms hereof.


                                    ARTICLE V
                    RETURN OF THE SERIES 2000-1 CERTIFICATES

                  Section 5.1 Delivery. The Series 2000-1 Certificates will be delivered to the Program Lessor in connection with the execution of the Transfer Agreement and then immediately delivered to the Indenture Trustee. Thereafter, until the lien of the Indenture is released, the Indenture Trustee will maintain physical possession of the Series 2000-1 Certificates for the benefit of the Senior Noteholders and upon release of the lien of the Indenture, the Series 2000-1 Certificates will be delivered to the Program Lessor pursuant to the pledge thereof by the Program Lessee to the Program Lessor under Section 6.3; provided that the Program Lessee will continue to have all rights with respect to the Series 2000-1 Certificates set forth in this Program Operating Lease.

                  Section 5.2 No Liens upon Return. To the extent that notwithstanding Section 5.1, the Program Lessee has physical possession of the Series 2000-1 Certificates, the Program Lessee shall deliver the Series 2000-1 Certificates to the Program Lessor. At the time of such delivery by the Program Lessee, each Series 2000-1 Certificate shall, at the cost and expense of the Program Lessee, be free and clear of all Liens (other than any Permitted Liens) created by or through the Program Lessee.


                                   ARTICLE VI
                         WARRANTY OF THE PROGRAM LESSOR;
              ASSIGNMENT AND PLEDGE OF SERIES 2000-1 CERTIFICATES,
                     RELATED ACCOUNTS AND SUBORDINATED NOTES

                  Section 6.1 Quiet Enjoyment. The Program Lessor warrants that during the Lease Term, so long as no Lease Event of Default shall have occurred and be continuing, the Program Lessee's receipt of the benefits of the payments on the Series 2000-1 Certificates (subject to the pledge under this Program Operating Lease and to the lien of the Indenture) shall not be interrupted by the Program Lessor or any Person claiming by, through or under the Program Lessor.

                  Section 6.2 Program Lessee's Rights. (a) So long as no Lease Event of Default shall have occurred and be continuing hereunder, the Program Lessee shall enjoy all rights to the Series 2000-1 Certificates during the Lease Term and, except as otherwise specifically provided in the Basic Documents (including, without limitation, the proviso to the definition of Program Operating Lease Termination Date), shall have the exclusive claim (subject to the lien of the Indenture) during the Lease Term to receive all distributions and proceeds with respect to the Series 2000-1 Certificates.


                  (b) As provided in each Titling Company Agreement, the Holders of the Non-Specified Interests in each Titling Company shall indemnify, defend and hold harmless the Holder of the Series 2000-1 Certificates for all state and local taxes assessed on the Program Lessor and the Program Lessee and its permitted assigns resulting from the location of the assets of such Titling Company. As provided in Section 8.6 of the Series 2000-1 Supplement, the Program Lessor and the Program Lessee and its permitted assigns shall each be a "Holder", for purposes of such indemnification but the Program Lessee and its permitted assigns shall indemnify the Program Lessor against any such liabilities.

                   (c) To the extent that any Titling Company Agreement requires the

Holders of the Series 2000-1 Certificates to pay the costs and expenses of the removal and appointment of a successor Titling Company Agent, such costs and expenses shall be borne by the Program Lessee.

                   (d) Upon the occurrence and during the continuance of a Lease Event of Default, the Program Lessee will no longer have any right to vote or direct actions, as either Program Lessee or Holder of the Series 2000-1 Certificates, with respect to any of the Basic Documents.

                  Section 6.3 Assignment and Pledge of Series 2000-1 Certificates, Series 2000-1 Collection Account, Series 2000-1 Payahead Account and Cash Collateral Account. The Program Lessee acknowledges that its interest in the Series 2000-1 Certificates, the rights of the Program Lessor as Holder of the Series 2000-1 Certificates under the Administrative Agency Agreement and the Series 2000-1 Supplement, the rights of the Program Lessor under the Asset Contribution Agreement and the related accounts under this Program Operating Lease are subject to the prior pledge by the Program Lessor to the Indenture Trustee under the Indenture. In furtherance of such acknowledgment and to induce the Program Lessor to enter into this Program Operating Lease, the Program Lessee hereby pledges, assigns and conveys all of its right, title and interest in, to and under the Series 2000-1 Certificates (i) to the Program Lessor to secure the Program Lessee's obligations under this Program Operating Lease and
(ii) to the Indenture Trustee to secure the payment of the Senior Notes and the compliance by the Program Lessor with the provisions of the Indenture. In addition, the Program Lessee hereby pledges, assigns and conveys all of its right, title and interest in, to and under the rights of the Program Lessor as Holder of the Series 2000-1 Certificates under the Administrative Agency Agreement and the Series 2000-1 Supplement, the rights of the Program Lessor under the Asset Contribution Agreement, the Series 2000-1 Collection Account, the Series 2000-1 Payahead Account and the Cash Collateral Account and all securities or other properties credited thereto from time to time (i) to the Program Lessor to secure the Program Lessee's obligations under this Program Operating Lease and (ii) to the Indenture Trustee to secure the obligations of the Program Lessor under the Indenture. Each such security interest of the Program Lessor shall be subordinate to the security interest of the Indenture Trustee.

                  Section 6.4 Assignment and Pledge of Subordinated Notes. Pursuant to Section 2 of the Transfer Agreement, the Program Lessor has issued the Subordinated Notes to the Program Lessee as partial payment for the Series 2000-1 Certificates. The Program Lessee hereby pledges, assigns and conveys all of its right, title and interest in, to and under the Subordinated Notes (i) to the Program Lessor to secure the Program Lessee's obligations under this Program Operating Lease and (ii) to the Indenture Trustee to secure the obligations of the Program Lessor under the Indenture. Pursuant to Section 8.6 of the Indenture, the Indenture Trustee will deliver the Subordinated Notes to the Program Lessor at such time as there are no Senior Notes outstanding and all sums due to the Indenture Trustee pursuant to Section 6.7 of the Indenture have been paid. Upon such delivery, the Program Lessor shall hold the Subordinated Notes to perfect the pledge thereof by the Program Lessee pursuant to this Section 6.4. The security interest of the Program Lessor shall be subordinate to the security interest of the Indenture Trustee.

                  Section 6.5 Deposits to Cash Collateral Account in Respect of Subordinated Notes. On each Payment Date, the Program Lessee agrees to deposit or cause to be deposited into the Cash Collateral Account all payments on the Subordinated Notes made to it on such date. In furtherance of the foregoing, on the date hereof, the Program Lessee shall deliver a letter to the Lease Trust Paying Agent in substantially the form of Exhibit A, which letter shall direct the Lease Trust Paying Agent to deposit into the Cash Collateral Account all payments received with respect to the Subordinated Notes on each Payment Date.

                  Section 6.6 Application of Subordinated Note Payments. The Program Lessee and the Program Lessor agree that amounts payable in respect of the Additional Payment payable by the Program Lessee to the Program Lessor and the amount payable by the Program Lessor, as obligor on the Subordinated Notes, to the Program Lessee, may be paid on a net basis. The Program Lessor and the Program Lessee agree that (i) the Subordinated Notes shall remain outstanding following the pledge thereof by the Program Lessee to the Program Lessor and its assigns and (ii) the Program Lessor's obligations under the Subordinated Notes and the Program Lessee's obligation to make Additional Payments hereunder shall continue to be in full force and effect notwithstanding the agreement of the Program Lessor and the Program Lessee to make payments of principal of and interest on the Subordinated Notes and Additional Payments under this Program Operating Lease on a net basis. Accordingly, the Program Lessor and the Program Lessee each agrees to account for all Additional Payments under this Program Operating Lease and all payments of principal of and interest on the Subordinated Notes as if such amounts were paid separately.

                                   ARTICLE VII
                         LIENS; LOCATION AND INSPECTION

                  Section 7.1 Liens. The Program Lessee will not directly or indirectly create, assume or suffer to exist any Lien on or with respect to, among other things, the Series 2000-1 Certificates, any title thereto or any interest therein (including any rights to payment) other than Permitted Liens. The Program Lessee will promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien other than a Permitted Lien.

                  Section 7.2 Change of Location. If following the payment in full of the Subordinated Notes (following the payment in full of the Senior Notes and the release of the lien of the Indenture), the Program Lessee shall have obtained possession of the Series 2000-1 Certificates, then the Program Lessee shall provide the Program Lessor with written notice of its intention to relocate any Series 2000-1 Certificates in accordance with the terms hereof at least one month prior to the date such relocation is commenced. Notwithstanding the previous sentence, no relocation of any Series 2000-1 Certificates by the Program Lessee shall be commenced or made if a Lease Event of Default shall have occurred and be continuing.

                  Section 7.3 Inspection and Information. At reasonable intervals during the Lease Term and at any time a Lease Event of Default has occurred and is continuing, the Program Lessor and its representatives shall have the right, but not the duty, to inspect the Series 2000-1 Certificates and all records related thereto, including all records relating to the receipt or distribution of funds with respect to the Series 2000-1 Certificates. The Program Lessee and the Program Lessor hereby agree that the Administrative Agent shall provide such records to the Program Lessor during the Administrative Agent's normal business hours upon receipt by the Administrative Agent of reasonable advance written notice from the Program Lessor.


                                  ARTICLE VIII
                             NO SUBLEASE OR RENEWAL

                  Section 8.1 No Rights to Sublease or Renew. Except as set forth in Sections 12.1 and 12.2, the Program Lessee shall not assign, pledge, sell, transfer, sublease or otherwise dispose of its interest under this Program Operating Lease at any time. Except as provided pursuant to the Basic Documents, the Program Lessee will not transfer possession or relinquish control of any Series 2000-1 Certificates. The Program Lessee may not renew the term of this Program Operating Lease.


                                   ARTICLE IX
                         PROGRAM LESSEE PURCHASE OPTION

                  Section 9.1 Program Lessee's Option to Purchase Leased Vehicles. (a) Upon the occurrence of the Program Operating Lease Termination Date with respect to any payments attributable to each Series 2000-1 Leased Vehicle, the

Program Lessee may, in the circumstances set forth in the next succeeding sentence, acquire the Program Lessor's Specified Interest in such Series 2000-1 Leased Vehicle by paying to the Program Lessor an amount equal to the Transferor Purchase Option Price of such Series 2000-1 Leased Vehicle; provided, however, that the Program Lessee may only acquire the Program Lessor's Specified Interest in such Series 2000- 1 Leased Vehicle if all amounts due under the related Series 2000-1 Lease have been paid. The Program Lessee shall acquire the Specified Interest in a Series 2000-1 Leased Vehicle only if (A) (i) the proceeds from the sale or other disposition of such Series 2000-1 Leased Vehicle (including any Insurance Proceeds available to the Program Lessor relating to loss or damage to such Series 2000-1 Leased Vehicle), plus (ii) any amounts collected in connection with Excess Wear and Use and Excess Mileage with respect to such Series 2000-1 Leased Vehicle, including by application of any Security Deposit, in each case net of sales or use taxes and minus (iii) amounts refunded pursuant to the related Series 2000-1 Lease to the related Lessee for prepaid Excess Mileage and prepaid Excess Wear and Use, is greater than (B) the Transferor Purchase Option Price. Upon payment by the Program Lessee of the Transferor Purchase Option Price to the Program Lessor, such Series 2000-1 Leased Vehicle shall no longer be a Series 2000-1 Asset, effective as of the date of such payment, and the Program Lessor shall instruct the Administrative Agent to change its records accordingly and deliver the Certificate of Title for such Series 2000-1 Leased Vehicle to the Program Lessee or its designee. The Program Lessor and the Program Lessee each intends that the Program Lessee shall exercise its option to purchase a Series 2000-1 Leased Vehicle in each instance where the amount in clause (A) of the second preceding sentence exceeds the amount in clause (B) of such sentence (such excess, the "Transferor Purchase Option Net Proceeds").

                  (b) Upon exercise by the Program Lessee of its option to purchase the Specified Interest in a Series 2000-1 Leased Vehicle as described herein, it shall pay or cause to be paid the related Transferor Purchase Option Price to or to the order of the Program Lessor. The Program Lessor hereby directs that any such payment be paid to the Administrative Agent as full or partial reimbursement of any Sale Proceeds Advance with respect to such Series 2000-1 Leased Vehicle. If no Sale Proceeds Advance is outstanding with respect to a Series 2000-1 Leased Vehicle in respect of which the Program Lessee has exercised its purchase option pursuant to Section 9.1(a), then the Program Lessee shall deposit the Transferor Purchase Option Price into the Series 2000-1 Collection Account.

                  Section 9.2 Transferor Purchase Option Net Proceeds. As additional security for its obligations hereunder, on the Business Day preceding each Payment Date, or on each Business Day if each Monthly Remittance Condition has not been satisfied, the Program Lessee shall deposit or cause to be deposited all Transferor

Purchase Option Net Proceeds into the Cash Collateral Account until the aggregate cumulative amount deposited in the Cash Collateral Account in respect of Transferor Purchase Option Net Proceeds equals $[ ]. Once the aggregate cumulative amount deposited in the Cash Collateral Account in respect of Transferor Purchase Option Net Proceeds equals $[ ], any Transferor Purchase Option Net Proceeds shall be deposited in the RCL Account and any Transferor Purchase Option Net Proceeds so deposited shall be property of the Program Lessee.


                                    ARTICLE X
                             LEASE EVENTS OF DEFAULT

                  Section 10.1 Lease Events of Default. The term "Lease Event of Default," means any of the following events:

                  (a) on any Payment Date, the Program Lessee shall have failed to make, or cause to be made, the Required Payment due on such Payment Date;

                  (b) the Program Lessee shall fail to perform or observe any covenant contained in Article V or VII;

                  (c) the Program Lessee shall fail to perform or observe any other material covenant, condition or agreement to be performed or observed by it under this Program Operating Lease and such failure shall continue for a period of 30 days after there shall have been given to the Program Lessee by the Program Lessor a notice thereof;

                  (d) any representation or warranty made by the Program Lessee in this Program Operating Lease or any other Basic Document, or any other agreement, document or certificate to which the Program Lessee is a party or which is delivered by the Program Lessee in connection herewith or therewith shall prove to have been false or incorrect in any material respect when any such representation or warranty was made or given and shall remain a misrepresentation or breach of warranty which is material and adverse to the Program Lessor or its interest in the Series 2000-1 Certificates at the time at which such misrepresentation or breach of warranty is brought to the attention of the Program Lessee; provided, however, that no such misrepresentation or breach of warranty shall constitute a Lease Event of Default if such misrepresentation or breach is curable and the Program Lessee is diligently pursuing the cure of such breach or misrepresentation and has cured it within 30 days;

                  (e) an Insolvency Event shall have occurred with respect to the

Program Lessee; or

                  (f) there shall have occurred an Indenture Event of Default.


                                   ARTICLE XI
                                    REMEDIES

                  Section 11.1 Remedies. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, the Program Lessor may, with respect to the Lease Events of Default set forth in
Section 10.1 (a), (b), (c), (d) and (f), at its option, declare this Program Operating Lease to be in default by written notice to such effect given to the Program Lessee (a "Notice of Lease Event of Default"), and upon the occurrence of a Lease Event of Default described in Section 10.1(e), this Program Operating Lease shall automatically be in default, and at any time thereafter the Program Lessor may, to the extent permitted by law, exercise one or more of the following remedies, as the Program Lessor in its sole discretion shall elect:

                  (a) the Program Lessor may, by notice to the Program Lessee, rescind or terminate this Program Operating Lease;

                  (b) the Program Lessor may demand that (if the Program Lessee has possession of the Series 2000-1 Certificates) the Program Lessee deliver the Series 2000-1 Certificates to the Program Lessor and, the Program Lessee shall, upon any such demand of the Program Lessor, deliver the Series 2000-1 Certificates to the Program Lessor;

                  (c) subject to the terms of the Lease Trust Agreement and the Indenture (including the requirement that an Opinion of Counsel be obtained that such sale will not cause the Lease Trust, RCL Trust 2000-1, or any Titling Company to be classified for federal income tax purposes as an association (or publicly traded partnership) taxable as a corporation), the Program Lessor may sell the Series 2000-1 Certificates at public or private sale, as the Program Lessor may determine, in its sole discretion free and clear of any rights of the Program Lessee in the Series 2000-1 Certificates and without any duty to account to the Program Lessee with respect to such action or inaction or any proceeds with respect thereto; provided that the Program Lessee shall be entitled to receive any proceeds of such sale remaining after payment in full of the Program Operating Lease Termination Value plus the expenses of such sale and any expenses of the RCL Trustee, the Lease Trustee, the Indenture Trustee or any Titling Company Agent which have not been otherwise paid;

                  (d) the Program Lessor may, whether or not the Program Lessor shall have exercised or shall thereafter at any time exercise its rights under
Section 11.1(b) or (c), demand, by written notice to the Program Lessee, that the Program Lessee pay to the Program Lessor, and the Program Lessee shall pay to the Program Lessor, on the Payment Date next succeeding such notice, any unpaid Required Payments and Additional Payments (if any) due through such Payment Date plus, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Required Payments and Additional Payments (if any) due after such Payment Date), an amount equal to the Program Operating Lease Termination Value as of such Payment Date in exchange for the transfer to the Program Lessee of the Series 2000-1 Certificates; provided, however, that if the Outstanding Amount of the Senior Notes is greater than zero, the Program Lessor may exercise the remedy set forth in this Section 11.1(d) only in the event that the Senior Notes have been declared immediately due and payable pursuant to
Section 5.2 of the Indenture, and such declaration has not been rescinded and annulled; or

                  (e) the Program Lessor may exercise its right of setoff and apply any indebtedness (including on the Subordinated Notes held by the Program Lessee) at any time owing by the Program Lessor to the Program Lessee against any and all of the obligations of the Program Lessee now or hereafter existing under this Program Operating Lease, irrespective of whether or not the Program Lessor shall have made any demand under this Program Operating Lease and although such obligations may be unmatured. To the extent permitted by law, the Program Lessee hereby expressly waives its right to any notice by the Program Lessor of its exercise of such rights and the Program Lessee and the Program Lessor hereby expressly agree that the Program Lessor may exercise such rights without notice to the Program Lessee.

                  Section 11.2 No Release. No rescission or termination of this Program Operating Lease, in whole or in part, or repossession of the Series 2000-1 Certificates or exercise of any remedy under Section 11.1 shall, except as specifically provided herein, relieve the Program Lessee of any of its liabilities and obligations hereunder. In addition, the Program Lessee shall be liable, except as otherwise provided herein, for any and all unpaid Required Payments and Additional Payments and payment of the Program Operating Lease Termination Value, if any, due hereunder before, after or during the exercise of the foregoing remedies, including all reasonable legal fees and other costs and expenses incurred by the Program Lessor.

                  Section 11.3 Remedies Cumulative. No remedy under Section 11.1 is intended to be exclusive, but each shall, to the fullest extent permitted by, but subject always to any mandatory requirements of, any applicable law or government regulation, be cumulative and in addition to any other remedy provided under Section

11.1 or otherwise available to the Program Lessor at law or in equity. No express or implied waiver by the Program Lessor of any Lease Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default. The failure or delay of the Program Lessor in exercising any rights granted it hereunder or under any other Basic Document upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Program Lessor shall not exhaust the same or constitute a waiver of any other right provided herein.

                  Section 11.4 Exercise of Other Rights or Remedies. In addition to all other rights and remedies provided in this Article XI, the Program Lessor may exercise any other rights or remedies that may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

                  Section 11.5 Rights of the Indenture Trustee. The Program Lessor and the Program Lessee each hereby acknowledges and agrees that for so long as the Outstanding Amount of the Senior Notes is greater than zero and the lien of the Indenture remains in effect (i) all rights and remedies of the Program Lessor under this Article XI shall be rights and remedies of the Indenture Trustee, as assignee of the Program Lessor and (ii) upon the occurrence and continuation of a Lease Event of Default, the Indenture Trustee, as assignee of the Program Lessor, may exercise the rights and remedies set forth in this Article XI as though it were the Program Lessor without taking any action not required to be taken by the Program Lessor.

                                   ARTICLE XII
                               ASSIGNMENT OF LEASE

                  Section 12.1 Program Lessee's Consent to Assignment by Program Lessor. (a) The Program Lessee hereby acknowledges, and consents in all respects to, the assignment of the interest of the Program Lessor in this Program Operating Lease by the Program Lessor to the Indenture Trustee under and pursuant to the Indenture and agrees:

                           (i) to make each Required Payment and Additional Payment due or to become due hereunder directly to the Indenture Trustee to the account specified by the Indenture Trustee, so long as any Senior Notes shall be outstanding and unpaid and thereafter to the Program Lessor, so long as any Subordinated Notes or Lease Trust Certificates shall be outstanding and unpaid; and

                           (ii) not to seek to recover any payment (other than a payment made in mistake) made to the Indenture Trustee in accordance with the Indenture once such payment is made.

                  (b) The Program Lessee hereby consents to and acknowledges the retention of possession by the Indenture Trustee of the Series 2000-1 Certificates until such time as the Senior Notes are satisfied in full, the lien of the Indenture is released, and the Subordinated Notes and Lease Trust Certificates have been paid in full.

                  Section 12.2 Limitations on Assignment by the Program Lessee. The Program Lessee may not assign any of its rights or obligations under this Program Operating Lease except to the Indenture Trustee following the occurrence of a Lease Event of Default.

                                  ARTICLE XIII
                                  MISCELLANEOUS

                  Section 13.1 Notices. All communications, notices and consents provided for herein shall be in writing, including facsimile, and shall be effective upon delivery to the Program Lessee at:

                  RCL Trust 2000-1
                  c/o First Union Trust Company, National Association One Rodney Square
                  Suite 102
                  920 King Street
                  Wilmington, Delaware 19801
                  Attention:  Corporate Trust Department
                  Fax: 302-888-7544
                  Telephone: 302-888-7532

and to the Program Lessor at:

                  The Bank of New York (Delaware),
                  as Lease Trustee for Ford Credit Auto Lease Trust 2000-1 101 Barclay Street - 12E
                  New York, New York 10286
                  Attention: Corporate Trust Administration

                  Fax: 212-815-5544
                  Telephone: 212-815-5766

                  All communications (including reports), notices and consents hereunder shall, so long as any of the Series 2000-1 Certificates is subject to the lien of the Indenture, be given to the Indenture Trustee as well as to the appropriate party hereunder.

                  Section 13.2 Distribution of Series 2000-1 Assets. Consistent with Section 8.6 of the Series 2000-1 Supplement, the Program Lessor and the Program Lessee agree that each shall be a "Holder" of the Series 2000-1 Certificates for purposes of exercising the right as Holder to direct any Titling Company Agent to distribute all or a designated portion of the Series 2000-1 Assets owned by such Titling Company in accordance with the respective Titling Company Agreement and the Administrative Agency Agreement. The Program Lessor and the Program Lessee each further agrees that, for so long as the Program Operating Lease is in effect, they shall exercise such rights jointly and only with the consent of the other. In the event that the Program Lessee and the Program Lessor exercise such joint rights, the Series 2000-1 Leased Vehicles shall be retitled in the name, or at the direction, of the Program Lessor; provided that the Indenture Trustee shall, until the Outstanding Amount of the Senior Notes has been reduced to zero, have a Lien on the Series 2000-1 Leased Vehicles distributed pursuant to such sections and the Certificate of Title of each such Series 2000-1 Leased Vehicle shall reflect such Lien.

                  Section 13.3 Termination of Administrative Agent. Consistent with Section 8.6 of the Series 2000-1 Supplement, the Program Lessor and the Program Lessee agree that the Program Lessor shall be the "Holder" of the Series 2000-1 Certificates for the purposes of exercising the right as Holder of terminating the Administrative Agent pursuant to Section 8.1(b)(ii) of the Administrative Agency Agreement and of appointing a successor Administrative Agent pursuant to Section 8.3 of the Administrative Agency Agreement. The Program Lessor and the Program Lessee also agree that each of them shall be the "Holder" of the Series 2000-1 Certificates for the purposes of exercising the right as Holder of terminating the Administrative Agent pursuant to Section 8.1(d) of the Administrative Agency Agreement and further agree that, for so long as this Program Operating Lease is in effect, each shall exercise the rights provided for in such section only with the consent of the other.

                  Section 13.4 Successors and Assigns. Neither the Program Lessor nor the Program Lessee may assign its interest in this Program Operating Lease except as permitted by Sections 6.3, 6.4, 12.1 and 12.2. This Program Operating Lease, including all agreements, covenants, representations and warranties, shall be binding upon and inure to the benefit of the Program Lessor and its successors and permitted assigns, and the Program Lessee and its successors and permitted assigns.

                  Section 13.5 Right to Perform for Program Lessee. If the Program Lessee shall fail to make any Required Payments or Additional Payments to be made by it hereunder, or shall fail to perform or comply with any of its other agreements contained herein or in any other Basic Document or any other agreement entered into in connection therewith, the Program Lessor may, but shall not be obligated to, make such payment or perform or comply with such agreement, and the amount of such payment and the amount of all costs and expenses (including, without limitation, reasonable attorneys' and other professionals' fees and expenses) of the Program Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon, at the weighted average interest rate of the Senior Notes, shall be due and payable by the Program Lessee upon demand.

                  Section 13.6 Amendments. This Program Operating Lease may be amended by the parties hereto at any time; provided, however, that such action shall not, (x) as evidenced by an Opinion of Counsel, materially adversely affect the interests of the Senior Noteholders, the Subordinated Noteholders or the Lease Trust Certificateholders (unless 100% of the Senior Noteholders, the Subordinated Noteholders and the Lease Trust Certificateholders materially adversely affected thereby consent thereto), (y) as confirmed by each Rating Agency then rating each Class of the Senior Notes and the Lease Trust Certificates, cause the then current rating of the Senior Notes or the Lease Trust Certificates to be withdrawn or reduced or (z) as evidenced by an Opinion of Counsel, cause the Program Lessee, the Program Lessor, or any Titling Company to be classified as an "association" (or publicly traded partnership) taxable as a corporation for federal income tax purposes.

                  Section 13.7 Survival. All agreements, indemnities, representations and warranties contained in this Program Operating Lease and the other Basic Documents or any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery of this Program Operating Lease and the expiration or other termination thereof.

                  Section 13.8 Severability of Provisions. Any provisions of this Program Operating Lease which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Program Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                  Section 13.9 One Original. The single executed original of this Program Operating Lease marked "Original" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Program Operating Lease. To the extent that this Program Operating Lease constitutes chattel paper, as such term is defined in the UCC as in effect in any applicable jurisdiction, no security interest in this Program Operating Lease may be created through the transfer or possession of any counterpart other than the "Original."

                  Section 13.10 Single Transaction. The Program Lessor and the Program Lessee acknowledge and agree that the Basic Documents and any other agreements of the Program Lessee entered into by the Program Lessee in connection with the transactions contemplated by the Basic Documents are intended to be construed and treated for all purposes as integral and constitutive elements of a single transaction that cannot be separately assigned, assumed or rejected under the United States Bankruptcy Code (Title 11 of the United States Code) or any other applicable bankruptcy, insolvency or receivership laws.

                  Section 13.11 No Petition. The RCL Trustee and the Lease Trustee each hereby covenants that for a period of one year and one day after payment in full of all distributions to all Holders of the Senior Notes pursuant to the terms of the Indenture and the Lease Trust Agreement, it will not institute against, or join any Person in instituting against RCL Trust 2000-1 or any Titling Company any bankruptcy, reorganization, insolvency or liquidation proceeding, or other similar proceeding, under the laws of the United States or any state of the United States.

                  Section 13.12 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 13.13  GOVERNING LAW.  THIS PROGRAM OPERATING
LEASE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 13.14 Counterpart Execution and Dating. This Program Operating Lease may be executed in any number of counterparts and by each of the parties hereto on separate counterparts, all such counterparts together constituting but one and the same instrument, with the counterparts delivered to the Indenture Trustee pursuant to the Indenture being deemed the "Original" and all other counterparts being deemed duplicates.

                  Section 13.15 Concerning the Program Lessor and the Program Lessee. (a) The Bank of New York (Delaware) is entering into this Program Operating Lease solely in its capacity as Lease Trustee and not in its individual capacity and in no case shall The Bank of New York (Delaware) (or any entity acting as successor Lease Trustee) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Program Lessor hereunder or in the other Basic Documents and that nothing contained herein shall be construed as creating any liability on The Bank of New York (Delaware), individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the Program Lessee and any person claiming by, through or under the Program Lessee. The Program Lessor, in acting hereunder, is entitled to all of the rights, benefits, privileges, immunities, protections and indemnities extended to the Lease Trustee in the Lease Trust Agreement.

                  (b) First Union Trust Company, National Association is executing this Program Operating Lease solely in its capacity as trustee of RCL Trust 2000-1 and not in its individual capacity and in no case shall First Union Trust Company, National Association (or any entity acting as successor RCL Trustee) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Program Lessee hereunder or in the other Basic Documents and that nothing contained herein shall be construed as creating any liability on First Union Trust Company, National Association, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the Program Lessor, and any person claiming by, through or under the Program Lessor.

                  IN WITNESS WHEREOF, the parties hereto have caused this Program Operating Lease to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                RCL Trust 2000-1, as Program Lessee

                                By: FIRST UNION TRUST COMPANY,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity
                                    but solely as trustee of RCL Trust 2000-1

                                By:
                                    --------------------------------------------
                                    Name:  Edward L. Truitt, Jr.
                                    Title: Vice President


                                THE BANK OF NEW YORK (DELAWARE),
                                    not in its individual capacity
                                    but solely as trustee of Ford
                                    Credit Auto Lease Trust
                                    2000-1, as Program Lessor


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                  Receipt of this original counterpart of this Program Operating Lease is hereby acknowledged on the day and year first above written.


                          By:   THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as
                                    Indenture Trustee


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                                                       EXHIBIT A
                                                                       ---------
                                    DIRECTION
                                    ---------

TO:      [NAME OF LEASE TRUST PAYING AGENT]
         [ADDRESS OF LEASE TRUST PAYING AGENT]

         RE:      Ford Credit Auto Lease Trust Series 2000-1 [   ]% Asset Backed
                  Subordinated Notes


                  THIS DIRECTION WITNESSES THAT the undersigned hereby directs you to deposit all payments with respect to the $[ ] initial aggregate principal amount of Ford Credit Auto Lease Trust Series 2000-1 [ ]% Asset Backed Subordinated Notes into the Cash Collateral Account, account number [ ], and this direction shall be the undersigned's good and sufficient authority for so doing.


                     RCL Trust 2000-1

                     By: FIRST UNION TRUST COMPANY, NATIONAL
                     ASSOCIATION, not in its individual capacity, but solely as trustee of RCL Trust 2000-1


                     By
                        --------------------------------------
                        Name:
                        Title:

                                                                       EXHIBIT B
                                                                       ---------

                           FORM OF RCL PROMISSORY NOTE
                           ---------------------------